EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$106,713,586
Monthly Profit (Loss):	$(42,148,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and
Chief Financial Officer
Signature	/s/Lester D. Sears
Date	February 28, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$134,650

Cost of sales	117,167

Gross profit	17,483

Selling and administrative expenses
Selling expense	(1,459)
Warehousing and shipping	5,024
Advertising	42
Division administrative expense	475
MIS expense	(344)
Corporate administrative expense	1,621

Total selling and administrative expense	5,359

Restructuring and impairment charge	33,859
Fixed asset impairment charge	-

Profit / (loss) from operations	(21,735)

Interest expense
Interest expense - outside	7,910
Capitalized interest expense	(476)
Interest expense - intercompany	503
Interest income	25
Interest income - intercompany	-

Net interest expense	7,912

Other expense
Miscellaneous	2,359
Royalties - intercompany	3,700
Transaction gain/loss	-

Total other expense	6,059

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	(221)
Miscellaneous	4

Total other income	(217)

Net other expense	6,276

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(35,923)

Chapter 11 reorganization expenses	7,835

Income taxes (benefit)	(1,610)

Income (loss) before extraordinary item	(42,148)

Extraordinary item - net of taxes	-

Net income (loss)	$(42,148)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2004 to December 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 4,008	Senior Credit Facility	$ 438,208
Short-term investments	-	DIP Credit Agreement	58,149
Accounts receivable, net	202,286	Second Lien Facility	165,000
Total inventories	289,515	Accrued interest payable	507
Prepaid & other current assets	21,234	Accounts payable - trade	48,825
Total current assets	517,043	Accounts payable - intercompany	183,553
		Other payables and accrued liabilities	120,345
		Deferred income taxes	5,190
		Pension and other liabilities	144,739

Total investments & other assets	118,834	Total liabilities not subject to compromise	1,164,516

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	504,158	Deferred financing fees	(4,647)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,554
		Other payables and accrued liabilities	8,233
		Pension and other liabilities	18,923

		Total liabilities subject to compromise	1,086,376

		Total Liabilities	2,250,892

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(925,772)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	(4,072)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,110,857)

TOTAL ASSETS	$ 1,140,035	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,140,035

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(42,148)
Restructuring	-
Equity adjustments	(1,865)
Non-cash items
Depreciation and amortization expense	8,949
Fixed asset impairment charge
Gain/(Loss) on sale of assets	221
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	14,045
Decrease / (increase) -- inventories	33,658
Decrease / (increase) -- other current assets	(8,643)
Decrease / (increase) -- other noncurrent assets and liabilities	987
Increase / (decrease) -- accounts payable (trade)	1,085
Increase / (decrease) -- accounts payable (intercompany)	(7,332)
Increase / (decrease) -- accrued liabilities	22,524
Increase / (decrease) -- accrued interest payable	(5,901)
Increase / (decrease) -- pension and other liabilities	5,903
Increase / (decrease) -- deferred federal income tax	5,190

Total Cash Flows from Operations	$26,673

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,797)
Transfers	16
Net proceeds from sale of assets	10

Total Cash Flows from Investing	$(1,771)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(22,000)

Total Cash Flows from Financing	$(22,000)

Beginning Cash Balance	1,106
Change in Cash	2,902

Ending Cash Balance	$4,008

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$30,956,602

Federal

Payroll taxes withheld	5,125,371	2,048,668	12/30/04
		1,067,642	12/22/04
		1,104,901	12/16/04
Employer payroll tax contributions incurred	2,131,522	945,071	12/15/04
		1,159,365	12/09/04
		25,215	12/08/04
		925,919	12/02/04

Total Federal Taxes (1)	$7,256,893	$7,276,781

State and Local

Payroll taxes withheld
Alabama SIT	445,202	369,890	12/15/04
Arkansas SIT	949	939	12/15/04
California SIT	1,280	1,334	12/17/04
Georgia SIT	66,693	68,285	12/22/04
Illinois SIT	492
Indiana SIT	9,051	12,126	12/21/04
Louisiana SIT	96	122	12/17/04
Maine SIT	52,177	51,051	12/17/04
Minnesota SIT	1,150	573	12/17/04
Missouri SIT	410	400	12/15/04
New York SIT	66,894	59,819	12/17/04
North Carolina SIT	293,835	312,570	12/22/04
Pennsylvania SIT	206	205	12/15/04
Rhode Island SIT	153	163	12/15/04
South Carolina SIT	253,982	289,190	12/22/04
Virginia SIT	12,605	12,256	12/22/04
Delaware Co IN	252
Hancock Co IN	106
Hamilton Co IN	39
Henry Co IN	1,058
Johnson Co. IN	-
Madison Co IN	1,369
Marion Co IN	35
Washington Co IN	100
Randolph Co IN	71
Yonkers NY	10	10	12/17/04
Wayne IN	1
New York City	15,085	14,941	12/17/04
Opelika AL	6,728	-

Total Payroll taxes	1,230,029	1,193,874

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	13,211
Arkansas SUTA	-
California SUTA	-
Florida SUTA	5,046
Georgia SUTA	363
Illinois SUTA	-
Indiana SUTA	124
Louisiana SUTA	10
Maine SUTA	929
Minnesota SUTA	-
Missouri SUTA	-
Nevada SUTA	3,268
New York SUTA	270
North Carolina SUTA	33,480
Pennsylvania SUTA	-
Rhode Island SUTA	-
South Carolina SUTA	4,254
Texas SUTA	33
Virginia SUTA	65
Washington SUTA	19

Total Employer payroll tax contributions	61,072

Gross taxable amount for sales and use	3,902,195
Sales & Use taxes collected	145,411
Abbeville, Alabama		2,593	12/16/04
Alabama City/County (Greenville & Butler County)		12,095	12/20/04
Alabama Regulation A		7,041	12/20/04
Alabama Sales		2,483	12/20/04
Alabama Use		43,601	12/20/04
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		10,434	12/16/04
Florida		5,106	12/20/04
Georgia		7,244	12/20/04
Nevada		1,122	12/30/04
New York		13,536	12/16/04
North Carolina		8,994	12/10/04
North Carolina		15,359	12/23/04
South Carolina		15,431	12/20/04
Virginia Use		372	12/16/04

Total Sales & Use taxes paid		145,411
Property taxes
Other taxes

Total State and Local (1)	1,436,493	1,339,285

Total Taxes	$8,693,386	$8,616,066

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,165,630
Monthly Profit (Loss):	$4,176,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	February 28, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$7,476

Cost of sales	4,996

Gross profit	2,480

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	67
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170

Total selling and administrative expense	239

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,241

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	567

Net interest expense	(567)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,811
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,811

Net other expense	(3,621)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	6,429

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,253

Income (loss) before extraordinary item	4,176

Extraordinary item - net of taxes	-

Net income (loss)	$4,176

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2004 to December 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$37	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	28,992	Accrued interest payable	-
Total inventories	3,676	Accounts payable - trade	2,197
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	32,705	Other payables and accrued liabilities	5,111
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	124,052	Total liabilities not subject to compromise	7,308

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,093	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	7,308

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	90,982
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	161,542

TOTAL ASSETS	$168,850	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$168,850

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$4,176
Non-cash items
Depreciation and amortization expense	65
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	6,128
Decrease / (increase) -- inventories	2,252
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(223)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	(12,686)
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(288)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	2
Transfers	(16)
Net proceeds from sale of assets

Total Cash Flows from Investing	$(14)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$339
Change in Cash	(302)

Ending Cash Balance	$37

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	500

Federal

Payroll taxes withheld	128	128	12/01/04
Employer payroll tax contributions incurred	44	44	12/01/04

Total Federal Taxes (1)	$172	172

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	75,488
Sales & Use taxes collected	3,774
Maine		3,774	12/09/04
Property taxes
Other taxes

Total State and Local (1)	-	3,774

Total Taxes	$172	$3,946

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	February 28, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2004 to December 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,754
Monthly Profit (Loss):	$182,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	February 28, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	1

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	92

Net interest expense	(92)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	281

Chapter 11 reorganization expenses	-

Income taxes (benefit)	99

Income (loss) before extraordinary item	182

Extraordinary item - net of taxes	-

Net income (loss)	$182

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2004 to December 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$12	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	17,125	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	17,137	Other payables and accrued liabilities	191
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	191

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	191

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	16,944
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	16,946

TOTAL ASSETS	$17,137	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$17,137

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$182
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(8)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(179)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	(5)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	17
Change in Cash	(5)

Ending Cash Balance	$12

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	500

Federal

Payroll taxes withheld	128	128	12/01/04
Employer payroll tax contributions incurred	44	44	12/01/04

Total Federal Taxes (1)	172	172

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$172	172

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,976,320
Monthly Profit (Loss):	$377,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	February 28, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$9,071

Cost of sales	5,350

Gross profit	3,721

Selling and administrative expenses
Selling expense	2,083
Warehousing and shipping	143
Advertising	323
Division administrative expense	227
MIS expense	29
Corporate administrative expense	142

Total selling and administrative expense	2,947

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	774

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	187
Interest income	-
Interest income - intercompany	-

Net interest expense	187

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	587

Chapter 11 reorganization expenses	-

Income taxes (benefit)	210

Income (loss) before extraordinary item	377

Extraordinary item - net of taxes	-

Net income (loss)	$377

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2004 to December 31, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,284	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	41	Long-term debt classified as current	-
Accounts receivable - intercompany	4,960	Accrued interest payable	-
Total inventories	17,904	Accounts payable - trade	635
Prepaid & other current assets	923	Accounts payable - intercompany	-
Total current assets	25,112	Other payables and accrued liabilities	1,249
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	1,884

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,319	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,677
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,677

		Total Liabilities	3,561

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,914
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	23,870

TOTAL ASSETS	$27,431	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$27,431

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2004 to December 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$377
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	8
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	178
Decrease (increase) -- accounts receivable (intercompany)	1,658
Decrease (increase) -- inventories	2,081
Decrease (increase) -- other current assets	(4)
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	94
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(5,453)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(1,061)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(103)
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$(103)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$2,448
Change in Cash	(1,164)

Ending Cash Balance	$1,284

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$1,028,066

Federal

Payroll taxes withheld	170,629	20,979	12/01/04
		58,545	12/03/04
		23,685	12/15/04
Employer payroll tax contributions incurred	74,992	79,867	12/17/04
		24,027	12/22/04

Total Federal Taxes (1)	245,621	207,103

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,949	3,217	12/15/04
California SIT	1,006	1,271	12/17/04
Connecticut SIT	266	252	12/31/04
Georgia SIT	13,174	12,684	12/30/04
Massachusetts SIT	1,048	870	12/15/04
Minnesota SIT	1,076	969	12/22/04
Michigan SIT	1,495	1,204	12/15/04
New Jersey SIT	-	-
New York SIT	1,649	1,925	12/17/04
North Carolina SIT	2,332	2,174	12/22/04
Oregon SIT	1,238	1,065	12/23/04
Pennsylvania SIT	692	642	12/17/04
South Carolina SIT	1,990	2,009	12/21/04
Utah SIT	999	799	12/15/04
Virginia SIT	1,025	1,242	12/17/04
Lancaster PA	184	-

Total Payroll taxes	32,123	30,323
Amount of employer payroll tax contributions incurred
Alabama SUTA	85
California SUTA	588
Connecticut SUTA	379
Florida SUTA	350
Georgia SUTA	416
Massachusetts SUTA	80
Minnesota SUTA	95
Missouri SUTA	-
Michigan SUTA	275
New Jersey SUTA	-
New York SUTA	559
North Carolina SUTA	101
Oregon SUTA	302
Pennsylvania SUTA	36
South Carolina SUTA	78
Tennessee SUTA	24
Texas SUTA	236
Utah SUTA	63
Virginia SUTA	21
Wisconsin SUTA	-

Total Employer payroll tax contributions	3,688

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2004 to December 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	8,091,149
Sales & Use taxes collected	560,265
Alabama - City of Foley		6,034	12/20/04
Alabama Sales		35,106	12/20/04
Alabama Use		74	12/20/04
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		12,605	12/16/04
Baldwin County Alabama		7,279	12/16/04
California		34,940	12/31/04
Connecticut		10,013	11/30/04
Connecticut		9,310	12/30/04
Florida		66,070	12/20/04
Georgia		82,648	12/20/04
Massachusetts		11,563	12/20/04
Michigan		25,027	12/09/04
Minnesota		9,810	12/20/04
New York		36,975	12/27/04
North Carolina		13,199	12/10/04
North Carolina		16,710	12/24/04
Pennsylvania		12,935	12/20/04
South Carolina		16,727	12/20/04
Tennessee (P.Forge, Lebanon, Interstate Sales)		35,932	12/20/04
Texas		61,346	12/20/04
Utah		16,036	11/30/04
Utah		15,355	12/30/04
Virginia Interstate Sales		124	12/16/04
Virginia Williamsburg		24,447	12/20/04

Total Sales & Use taxes paid		560,265
Property taxes
Other taxes

Total State and Local (1)	8,687,225	590,588

Total Taxes	$8,932,846	$797,691

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager